WILSHIRE VARIABLE INSURANCE TRUST
(the “TRUST”)

Equity Fund
Balanced Fund
Small Cap Growth Fund

Supplement dated October 3, 2011 to the Trust’s Prospectus dated May 1, 2011, with respect to the Equity Fund and Small Cap Growth Fund, and as supplemented June 10, 2011, with respect to the Balanced Fund, (each a “Fund” and collectively, the “Funds”).

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE TRUST’S PROSPECTUS FOR THE BALANCED FUND, EQUITY FUND AND THE SMALL CAP GROWTH FUND.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), the Adviser may terminate sub-advisers without shareholder approval.  Wilshire may also enter into new sub-advisory agreements without shareholder approval upon the approval of the Board of Trustees.

On August 26, 2011, Wilshire notified the Board of Trustees of the Trust (the “Board”) of the termination of the sub-advisory agreements with Madison Square Investors, LLC (“Madison Square”) and Victory Capital Management, Inc. (“Victory”) as sub-advisers to the Equity Fund, effective October 3, 2011.  As a result of these terminations, all references to Madison Square and Victory in the Trust’s Prospectus are deleted.

On August 26, 2011, Wilshire notified the Board of Trustees of the Trust (the “Board”) of the termination of the sub-advisory agreements with TWIN Capital Management, Inc. (“TWIN”) and Copper Rock Capital Partners, LLC (“Copper Rock”), as sub-advisers of the Small Cap Growth Fund effective October 3, 2011.  As a result of these terminations, all references to TWIN and Copper Rock in the Trust’s Prospectus are deleted.

Additionally, on August 26, 2011, the Board approved new sub-advisory agreements between Wilshire and Cornerstone Capital Management, Inc. (“Cornerstone”) and Systematic Financial Management, L.P. (“Systematic”), respectively, as sub-advisers to the Equity Fund.  The Board also approved new sub-advisory agreements between Wilshire and Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) and Ranger Investment Management, L.P. (“Ranger”), respectively, as sub-advisers to the Small Cap Growth Fund, effective October 3, 2011.  As a result of these changes and changes to the Wilshire Large Cap Core Plus Fund, an underlying Fund in which the Equity and Balanced Funds invest, the Prospectus is further supplemented as follows:

THE FOLLOWING INFORMATION REPLACES THE INFORMATION IN PARAGRAPH 3 ON PAGE 4 UNDER THE HEADING “FUND SUMMARIES-EQUITY FUND” AND THE SUB-HEADING “PRINCIPAL INVESTMENT STRATEGIES”:

Principal Investment Strategies

The Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Equity Fund ordinarily invests in common stocks of domestic companies and in other affiliated and non-affiliated equity investment companies, including the Wilshire Large Cap Core Plus Fund (the “Large Cap Core Plus Fund”) (formerly, the Wilshire Large Cap Core 130/30 Fund). The Equity Fund expects to invest 45% of its assets in the Large Cap Core Plus Fund. The operating companies in which the Equity Fund invests vary in size and operating history, they may or may not be listed on a stock exchange and they may be in any industry. Included within the definition of “domestic companies” are companies that are not incorporated in the U.S. but have one or more of the following attributes: principal place of business in the U.S.; substantial portion of income derived from activities in the U.S.; equity securities traded on a major U.S. stock exchange or included in a recognized index of U.S. stocks; or financial statements that comply with U.S. accounting standards. Thus, securities of such issuers are not subject to the 10% limitation on securities of foreign issuers.  The Fund may, at times, have minimal exposure to non-domestic companies which do not satisfy these criteria.

The Equity Fund uses a multi-manager strategy with sub-advisers who may employ different strategies. Cornerstone Capital Management, Inc. (“Cornerstone”) and Systematic Financial Management, L.P. (“Systematic”) each manage a portion of the Equity Fund’s portfolio.   Cornerstone seeks long-term growth of capital through selection of underappreciated stocks that are expected to provide opportunities for growth.  Systematic focuses on identifying companies exhibiting a combination of attractive valuations and a positive earnings catalyst.

For the Large Cap Core Plus Fund, the following describes the types of securities in which the Large Cap Core Plus Fund is permitted to invest:

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The Large Cap Core Plus Fund normally invests at least 85% of its net assets in large cap securities.  Large cap securities include securities of those companies with market capitalizations consistent with the Russell 1000 Index (which was greater than approximately $232 million as of December 31, 2010).

•	The Large Cap Core Plus Fund invests substantially all its assets in growth and value stocks of large cap companies.

•
Each Large Cap Core Plus Fund sub-adviser, except Santa Barbara Asset Management, LLC, will take long positions in securities it believes are likely to outperform and will sell short securities it believes are likely to underperform.

•
The Large Cap Core Plus Fund will generally hold approximately 20% of its net assets in short positions, using the proceeds from the short sales to purchase additional long positions resulting in a portfolio with approximately 120% of net assets in long positions. The Large Cap Core Plus Fund’s long positions may range from 110% to 130% and its short positions may range from 10% to 30%.

•
The Large Cap Core Plus Fund’s equity investments principally include common stocks, but may also include preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (“REITs”). The Large Cap Core Plus Fund also may invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity. The Large Cap Core Plus Fund also may engage in short sales of ETFs and similarly structured pooled investments.

•
The Large Cap Core Plus Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, swap agreements and ETFs, as an alternative to selling a security short, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

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•	The Large Cap Core Plus Fund uses a multi-manager strategy with multiple sub-advisers who employ different strategies.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION UNDER PARAGRAPH 6 ON PAGE 10 UNDER THE HEADING “FUND SUMMARIES-BALANCED FUND” AND THE SUB-HEADING “PRINCIPAL INVESTMENT STRATEGIES”

For the Large Cap Core Plus Fund, the following describes the types of securities in which the Large Cap Core Plus Fund is permitted to invest:

•
The Large Cap Core Plus Fund normally invests at least 85% of its net assets in large cap securities.  Large cap securities include securities of those companies with market capitalizations consistent with the Russell 1000 Index (which was greater than approximately $232 million as of December 31, 2010).

•	The Large Cap Core Plus Fund invests substantially all its assets in growth and value stocks of large cap companies.

•
Each Large Cap Core Plus Fund sub-adviser, except Santa Barbara Asset Management, LLC, will take long positions in securities it believes are likely to outperform and will sell short securities it believes are likely to underperform.

•
The Large Cap Core Plus Fund will generally hold approximately 20% of its net assets in short positions, using the proceeds from the short sales to purchase additional long positions resulting in a portfolio with approximately 120% of net assets in long positions. The Large Cap Core Plus Fund’s long positions may range from 110% to 130% and its short positions may range from 10% to 30%.

•
The Large Cap Core Plus Fund’s equity investments principally include common stocks, but may also include preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (“REITs”). The Large Cap Core Plus Fund also may invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity. The Large Cap Core Plus Fund also may engage in short sales of ETFs and similarly structured pooled investments.

•
The Large Cap Core Plus Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, swap agreements and ETFs, as an alternative to selling a security short, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

•	The Large Cap Core Plus Fund uses a multi-manager strategy with multiple sub-advisers who employ different strategies.

THE FOLLOWING INFORMATION REPLACES AND SUPPLEMENTS THE INFORMATION UNDER THE HEADING “FUND SUMMARIES-EQUITY FUND” AND THE SUB-HEADING “SUB-ADVISERS AND PORTFOLIO MANAGERS”:

Cornerstone

Thomas G. Kamp, CFA, is Partner and Chief Investment Officer of Cornerstone, and Portfolio Manager of the Equity Fund.  Mr. Kamp has served as Portfolio Manager since 2011.

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Systematic

D. Kevin McCreesh, is Partner of Systematic and Portfolio Manager of the Equity Fund.  Mr. McCreesh has served as Portfolio Manager since 2011.

Ronald Mushock, CFA, is Partner of Systematic and Portfolio Manager of the Equity Fund.  Mr. Mushock has served as Portfolio Manager since 2011.

THE FOLLOWING INFORMATION REPLACES AND SUPPLEMENTS THE INFORMATION IN PARAGRAPH 1 UNDER THE HEADING “PRINCIPAL INVESTMENT STRATEGIES AND RISKS” AND THE SUB-HEADING “SMALL CAP GROWTH FUND”:

The Small Cap Growth Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies. Small cap companies are those consistent with the market capitalization of the Russell 2000 Index. The Small Cap Growth Fund ordinarily invests in small cap equity securities which the sub-advisers believe have earnings growth potential. A security would be considered by the sub-advisers to have favorable and above-average earnings growth prospects if its growth rate estimates exceed the average for the Small Cap Growth Fund’s benchmark, the Russell 2000 Growth Index. The Russell 2000 Growth Index is composed of those securities in the Russell 2000 Index with a greater-than-average growth orientation. As of December 31, 2010, the Russell 2000 Growth Index and the Russell 2000 Index had an average capitalization of $1.38 billion and $1.25 billion, respectively. Securities in the Russell 2000 Growth Index generally have higher price-to-book and price-to-earnings ratios than those in the Russell 2000 Value Index. The Small Cap Growth Fund uses a multi-manager strategy with sub-advisers who may employ different strategies. Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) and Ranger Investment Management, L.P. (“Ranger”) each manage a portion of the Small Cap Growth Fund’s portfolio.

THE FOLLOWING INFORMATION REPLACES AND SUPPLEMENTS THE INFORMATION UNDER THE HEADING “FUND SUMMARIES-SMALL CAP GROWTH FUND” AND THE SUB-HEADING “SUB-ADVISERS AND PORTFOLIO MANAGERS”:

LA Capital

Thomas D. Stevens, CFA, Chairman, President, and Principal of LA Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since 2011.

Hal W. Reynolds, CFA, Chief Investment Officer and Principal of LA Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since 2011.

Daniel E. Allen, CFA, Director of Global Equities and Principal of LA Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since 2011.

Ranger

W. Conrad Doenges, Portfolio Manager of the Portfolio. Mr. Doenges has served as Portfolio Manager since 2011.

THE FOLLOWING INFORMATION REPLACES AND SUPPLEMENTS THE INFORMATION IN PARAGRAPHS 3-8 UNDER THE HEADING “PRINCIPAL INVESTMENT STRATEGIES AND RISKS” AND THE SUB-HEADING “EQUITY FUND”:

Wilshire has retained Cornerstone and Systematic to manage the Equity Fund and allocates the assets between the sub-advisers. The basic investment philosophy of each sub-adviser is described below.

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Cornerstone Capital Management, Inc. (“Cornerstone”). Cornerstone’s investment philosophy is premised on successfully identifying a “perception gap”, which it believes exists when consensus expectations fail to recognize the true earnings power of a given company. Cornerstone focuses broadly on companies with over $1 billion in market capitalization, strong management with a proven track record, and a sustainable competitive advantage. Fundamentally, Cornerstone looks to invest in companies with strong organic revenue and operating earnings growth, financially conservative firms whose net income is confirmed by free cash flows, and strong, flexible balance sheets. A further distinguishing feature of Cornerstone’s process is a short-term contrarian approach employed within the context of long-term fundamentals, where it will actively buy and sell around short-term price movement of a company as long as there are no changes to its long-term fundamental expectations. The strategy will typically hold around 35 to 55 securities.

Systematic Financial Management, L.P. (“Systematic”) Systematic’s investment philosophy is predicated on the belief that investing in companies with a combination of attractive valuations and a positive earnings catalyst will generate superior long-term results that outperform the benchmark over the long term. Systematic does not buy companies simply because traditional valuation methods deem them bargains. Systematic believes that all too often, stock prices can languish because there is no catalyst for the stock's price to rise. Systematic’s objective is to invest in companies that, in its view, have a confirmed catalyst for stock price appreciation which, if realized, provide investment results that should exceed the benchmark over the long term.

THE FOLLOWING INFORMATION REPLACES AND SUPPLEMENTS THE INFORMATION IN PARAGRAPHS 11- 12 ON PAGE 33 UNDER THE HEADING “PRINCIPAL INVESTMENT STRATEGIES AND RISKS” AND THE SUB-HEADING “EQUITY FUND” AND IN PARAGRAPHS 11-17 ON PAGE 38 UNDER THE HEADING “PRINCIPAL INVESTMENT STRATEGIES AND RISKS” UNDER THE SUB-HEADING “BALANCED FUND”:

The Large Cap Core Plus Fund invests substantially all its assets in growth and value stocks of large cap companies. Each sub-adviser will take long positions in securities it believes are likely to outperform and each sub-adviser, except Santa Barbara Asset Management, LLC, will sell short securities it believes are likely to underperform. A sub-adviser will take a long position in a security it expects to rise in price. Selling short allows a sub-adviser to sell a security it does not own in anticipation of a possible decline in the security’s market price. To complete the short sale, the Large Cap Core Plus Fund buys back the same security in the market and returns it to the lender. The Large Cap Core Plus Fund makes money when it buys the shorted security at a lower price. The Large Cap Core Plus Fund loses money on a short sale when the price of the security goes up and the sub-adviser must pay more for the security to return it to the lender. The Large Cap Core Plus Fund pays interest to the lender for borrowing the security. Each sub-adviser believes that employing a long/short strategy will allow it to take advantage of both positive and negative views on securities.

The Large Cap Core Plus Fund will generally hold approximately 20% of its net assets in short positions, using the proceeds from the short sales to purchase additional long positions resulting in a portfolio with approximately 120% of net assets in long positions. The Large Cap Core Plus Fund’s long positions may range from 110% to 130% and its short positions may range from 10% to 30%. The Large Cap Core Plus Fund may hold long positions in excess of 100% by borrowing assets. Short sales allow the Large Cap Core Plus Fund to earn returns on securities a sub-adviser believes will underperform and to maintain additional long positions while keeping the Large Cap Core Plus Fund’s net exposure to the market at a level similar to a “long only” strategy. As a result, the Large Cap Core Plus Fund intends to maintain approximately 100% net long market exposure.

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THE FOLLOWING INFORMATION REPLACES AND SUPPLEMENTS THE INFORMATION IN PARAGRAPH 1 ON PAGE 54 UNDER THE HEADING “MANAGEMENT” AND THE SUB-HEADING “THE SUB-ADVISERS”:

The Sub-advisers

Each sub-adviser serves pursuant to a sub-advisory agreement with Wilshire. Wilshire uses a “manager of managers” approach for the Funds by which Wilshire allocates each Fund’s assets among one or more “specialist” sub-advisers. The assets of the Equity Fund are managed by Cornerstone and Systematic. The assets of the Income Fund are managed by Western Asset and WAML. WAML will manage the Income Fund’s assets allocated by Western Asset to foreign securities. LA Capital and Ranger serve as the sub-advisers for the Small Cap Growth Fund. PanAgora and Thomas White serve as the sub-advisers for the International Equity Fund. ClearBridge serves as the sub-adviser for the Socially Responsible Fund. Substantially all of the Balanced Fund’s assets are allocated to the Income Fund and Large Cap Core Plus Fund. See information on the Income Fund and Large Cap Core Plus Fund for the relevant sub-advisers of the Balanced Fund.

Cornerstone

Cornerstone, located at 7101 West 78th Street, Suite 201, Bloomington, Minnesota 55439, had approximately $1.9 billion in assets under management as of June 30, 2011.

Andrew S. Wyatt and Thomas G. Kamp own a controlling majority interest in Cornerstone.  Mr. Wyatt is the Chief Executive Officer and also serves as a director of Cornerstone.  Thomas G. Kamp, CFA, is President and Chief Investment Officer of Cornerstone.  Mr. Kamp is primarily responsible for the day-to-day management of Cornerstone’s allocated portion of the Equity Fund.  Mr. Kamp joined Cornerstone in February 2006.  Prior to joining Cornerstone, Mr. Kamp served as Senior Vice President and Portfolio Manager at Alliance Capital Management from 1993-2006.

LA Capital

LA Capital, located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025, had approximately $6.1 billion in assets under management as of July 31, 2011.

Thomas D. Stevens, CFA, Chairman and President, Hal W. Reynolds, CFA, Chief Investment Officer, and Daniel E. Allen, CFA, Director of Global Equities, are the senior portfolio managers for LA Capital’s allocated portion of the Small Cap Growth Fund.  From 1980 until April 2002, when LA Capital was formed, Mr. Stevens, a founding Principal of LA Capital, was employed by Wilshire Associates Incorporated, where he served as a Senior Managing Director and Principal. Previously, he directed its Equity Division before assuming responsibility for Wilshire Asset Management, which he headed for 16 years. Mr. Reynolds is one of the founding Principals of LA Capital.  Prior to co-founding LA Capital, Mr. Reynolds was a Managing Director and Principal at Wilshire Associates Incorporated. In 1998, he joined Wilshire Asset Management as the Chief Investment Officer and in 1989, joined the consulting division where he served as a senior consultant to large ERISA plans. Prior to joining LA Capital in 2009, Mr. Allen, a Principal, was a Senior Managing Director and Board member of Wilshire Associates Incorporated. Mr. Allen began in the Equity Management Division in 1983, joined Wilshire’s Consulting Division in 1991, and in 1998, he moved to Europe to lead Wilshire’s Private Markets Group asset management activities in the region, where he also served on the Global Investment Committee before returning to Los Angeles in 2008 as a Management Committee member of the Private Markets Group.

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Ranger

Ranger, located at 300 Crescent Court, Suite 1100, Dallas, Texas 75201, had approximately $1.28 billion in assets under management as of June 30, 2011.

W. Conrad Doenges is primarily responsible for the day-to-day management of Ranger’s allocated portion of the Small Cap Growth Fund’s assets. Mr. Doenges joined Ranger in 2004 and serves as the Portfolio Manager for the firm’s small, mid and smid-cap growth strategies. Mr. Doenges also has primary research responsibility for consumer discretionary, consumer staples and producer durables companies. Prior to joining Ranger, Mr. Doenges served as a partner, Managing Director and Co-Chief Investment Officer for John McStay Investment Counsel. Mr. Doenges was employed by John McStay from 1998 to 2004.

Systematic

Systematic, located at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666, had approximately $11 billion in assets under management as of August 31, 2011.

The team of portfolio managers responsible for the day-to-day management of Systematic’s portion of the Equity Fund’s assets is comprised of Kevin McCreesh and Ronald Mushock, who are also both partners of Systematic. Mr. McCreesh, Chief Investment Officer, joined Systematic in 1996.  He has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic’s large and small cap portfolios.  Mr. Mushock is a partner at Systematic and has lead portfolio management responsibility for all mid and small/mid cap portfolios. Mr. Mushock joined Systematic in 1997.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE TRUST’S PROSPECTUS FOR FUTURE REFERENCE.

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WILSHIRE VARIABLE INSURANCE TRUST (the “Trust”)

Equity Fund
Small Cap Growth Fund

Supplement dated October 3, 2011 to the Trust’s Statement of Additional Information dated May 1, 2011, as supplemented June 10, 2011, with respect to the Equity Fund and Small Cap Growth Fund (each a “Fund”).

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE TRUST’S STATEMENT OF ADDITIONAL INFORMATION.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Wilshire Associates Incorporated (“Wilshire” or “Adviser”) may terminate sub-advisers without shareholder approval.  Wilshire also may enter into new sub-advisory agreements without shareholder approval, upon the approval of the Trustees.

On August 26, 2011, Wilshire notified the Board of Trustees of the Trust (the “Board”) of the termination of the sub-advisory agreements with Madison Square Investors, LLC (“Madison Square”) and Victory Capital Management, Inc. (“Victory”) as sub-advisers to the Equity Fund, effective October 3, 2011.  As a result of these terminations, all references to Madison Square and Victory in the Statement of Additional Information are deleted.

On August 26, 2011, Wilshire notified the Board of the termination of the sub-advisory agreements with TWIN Capital Management, Inc. (“TWIN”) and Copper Rock Capital Partners, LLC (“Copper Rock”) effective October 3, 2011.  As a result, all references to TWIN and Copper Rock in the Statement of Additional Information are deleted.

Additionally, on August 26, 2011, the Board approved new sub-advisory agreements between Wilshire and Cornerstone Capital Management, Inc. (“Cornerstone”) and Systematic Financial Management, L.P. (“Systematic”), respectively, as sub-advisers to the Equity Fund. The Board also approved new sub-advisory agreements between Wilshire and Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) and Ranger Investment Management, L.P. (“Ranger”), respectively, as sub-advisers to the Small Cap Growth Fund, effective October 3, 2011.  As a result of these changes, the Statement of Additional Information is further supplemented as follows:

THE FOLLOWING INFORMATION REPLACES PARAGRAPH 2 ON PAGE 2 UNDER THE HEADING “THE TRUST AND THE FUNDS”:

The Trust employs Wilshire Associates Incorporated (the “Adviser”) to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds’ investment programs. The Adviser has entered into agreements with Cornerstone Capital Management, Inc. (“Cornerstone”) and Systematic Financial Management, L.P. (“Systematic”) to serve as the sub-advisers for the Equity Fund; Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“WAML”) to serve as the sub-advisers for the Income Fund; Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) and Ranger Investment Management, L.P. (“Ranger”) to serve as the sub-advisers for the Small Cap Growth Fund; PanAgora Asset Management, Inc. (“PanAgora”) and Thomas White International, Ltd. (“Thomas White”) serve as the sub-advisers for the International Equity Fund;

and ClearBridge Advisors, LLC (“ClearBridge”) to serve as the sub-adviser for the Socially Responsible Fund.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION UNDER THE HEADING “INVESTMENT ADVISORY AGREEMENTS” AND THE SUB-HEADING “SUB-ADVISERS”:

Cornerstone – Equity Fund

Cornerstone manages a portion of the Equity Fund. Cornerstone’s portion of the portfolio is managed by an investment team led by Thomas G. Kamp, CFA. Mr. Kamp is also responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of 6/30/2011, information on these other accounts is as follows:

Thomas G. Kamp
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	2	$79M	0	0
Other Pooled Investment Vehicles	6	$608M	0	0
Other Accounts	17	$810M	1	$4.6M

Conflicts of Interest

As an investment adviser and fiduciary, Cornerstone owes its clients and Fund shareholders an undivided duty of loyalty. Cornerstone recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Fund, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. Cornerstone places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Time Management. The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other accounts. Cornerstone seeks to manage such competing interests for the time and attention of a portfolio manager by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by the portfolio manager are managed using the same investment model that is used in connection with the management of the Fund.

Employee Personal Trading. Cornerstone has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when its investment professionals and other personnel own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Ethics, Cornerstone permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the Fund. Cornerstone’s Code of Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Cornerstone.

Managing Multiple Accounts for Multiple Clients. Cornerstone has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Cornerstone’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No client accounts currently feature a performance fee, so there is no incentive to favor such accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Cornerstone has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Cornerstone routinely are required to select and allocate investment opportunities among accounts. Fund holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Cornerstone’s procedures are also designed to prevent potential conflicts of interest that may arise when managing multiple accounts, including the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities.

Broker Selection. With respect to securities transactions for the Fund, Cornerstone determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as separate accounts), Cornerstone may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Cornerstone may place separate, non-simultaneous, transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

Compensation

The following describes the structure and method of calculating the portfolio manager’s compensation. Cornerstone offers all employees a competitive base salary plus a variable annual bonus (incentive compensation). Cornerstone has established a bonus pool which is used to compensate employees for their contributions to the success of specific investment products and the overall organization. On a periodic basis, each employee is evaluated and the management team makes the final determination of the amount to be allocated to each individual. Cornerstone’s portfolio manager for the Fund is an owner of Cornerstone. His compensation consists of a competitive base salary, a discretionary bonus determined by Cornerstone, and the portfolio manager’s share of overall firm profits. The portfolio manager’s bonus is determined by a number of factors. One factor is performance of a fund relative to expectations for how a fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in a fund’s portfolio. The performance factor depends on how the portfolio manager performs relative to the fund’s benchmark and the fund’s peer group, over various time periods. Additional factors include the portfolio manager’s contributions to the investment management function overall, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for Cornerstone.

As of June 30, 2011, Mr. Kamp did not own any shares of the Equity Fund.

LA Capital – Small Cap Growth Fund

LA Capital manages a portion of the Small Cap Growth Fund. Thomas D. Stevens, CFA, Chairman and President; Hal W. Reynolds, CFA, Chief Investment Officer; and Daniel E. Allen, CFA, Director of Global Equities, are the senior portfolio managers for the portion of the Small Cap Growth Fund sub-advised by LA Capital. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Mr. Stevens, Mr. Reynolds, and Mr. Allen, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of July 31, 2011.

Thomas D. Stevens, CFA; Hal W. Reynolds, CFA; and Daniel E. Allen, CFA

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies:	18	$1,768,154,370	0	$0
Other Pooled Investment Vehicles:	2	$436,209,202	2	$436,209,202
Other Accounts:	30	$3,939,590,138	7	$2,288,972,413

Conflicts of Interest

As of July 31, 2011, LA Capital managed 50 portfolios, most of which have minimal overlap with other accounts with respect to investment mandates, and which use 18 different benchmarks. Although certain of LA Capital’s accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.

While each client account will be managed individually, LA Capital will, at any given time, purchase and/or sell the same securities for many accounts  When appropriate, LA Capital will aggregate the same transactions in the same securities. Clients in an aggregated transaction will receive the same execution price per share, which will reflect an average of prices if the order is executed in multiple trades, and will be charged a pro rata share of the total commission charge. However, where a client has directed that a specific broker be used to execute transactions, or, if a client designates a specific order strategy (e.g., market-on-close, market-on-open, VWAP, TWAP, etc.), such transactions may not be aggregated with other orders entered at the same time in the same security, with the result that commission rates and execution prices for such client may differ from those obtained on the aggregated transaction.  In general, an aggregated transaction may enable LA Capital to obtain a discounted commission charge and a more favorable execution price.

If an executing broker is unable to fill an aggregated transaction completely and only partially completes the aggregated trade, LA Capital will allocate the partially filled transaction to clients participating in the aggregated transaction on a pro-rata basis, subject to adjustments for additional factors, including the cash availability within individual accounts and the maintenance of appropriate portfolio sector weightings.

In the event that the trades in a client’s managed account coincide or overlap with a proprietary LA Capital account, or a pooled account with proprietary assets in excess of 2%, it is LA Capital's policy to trade the client managed account(s) first and the account(s) with proprietary interests last.  If feasible, and if the impact upon liquidity and market impact is determined to be inconsequential, LA Capital may trade client managed accounts in conjunction with accounts with proprietary interests. Similarly traded names would receive the same execution price per share and would be subject to LA Capital's aggregated transaction procedures.

LA Capital’s portfolio managers may manage accounts that are charged a performance-based fee alongside those with standard asset-based fee schedules.  Performance-based fee arrangements may create an incentive for LA Capital to recommend investments which may be riskier or more speculative than those which would be recommended under an asset based fee arrangement.  Such fee arrangements also create an incentive to favor higher fee paying accounts over other accounts in the allocation of investment opportunities.  LA Capital has designed and implemented procedures to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients.

The level of client fees or receivables will never enter the order priority decision making process by LA Capital or its traders.  LA Capital and its traders will strive to capture as much profit as possible, based upon a benchmark that reflects LA Capital’s desire to minimize implementation shortfall.  LA Capital believes this “frictionless” benchmark serves as the most stringent measure of market impact and opportunity cost as LA Capital applies its investment ideas.

Compensation

LA Capital’s senior portfolio managers, including Messrs. Stevens, Reynolds, and Allen, are principals of LA Capital and are compensated based on LA Capital’s profits rather than on performance of particular accounts. Messrs. Stevens, Reynolds, and Allen’s compensation consists of a base salary, profit sharing, which vests over a four year period, and distribution of LA Capital’s profits. Messrs. Stevens, Reynolds, and Allen manage accounts with performance fee arrangements which, depending upon performance, may increase the revenues of LA Capital.

As of July 31, 2011, Messrs. Stevens, Reynolds, and Allen did not own shares of the Small Cap Growth Fund.

Ranger – Small Cap Growth Fund

W. Conrad Doenges, portfolio manager of Ranger’s portion of the Small Cap Growth Fund, is primarily responsible for the day-to-day management of other pooled investment vehicles and other advisory accounts. As of June 30, 2011 information on these other accounts is as follows:

W. Conrad Doenges

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance Based Advisory Fee	Total Assets with Performance Based Advisory Fee (millions)
Registered Investment Companies	4	$414.24	0	$0
Other Pooled Investment Vehicles	7	$364.34	0	$0
Other Accounts	15	$475.66	1	$30.62

Conflicts of Interest

Ranger recognizes that there are conflicts of interests which are common to the investment industry and/or specific to Ranger, and implements policies and procedures which seek to mitigate such conflicts. As a fiduciary, Ranger has an affirmative duty to act in the best interests of its clients and to make full and fair disclosure of material facts, particularly where Ranger’s interests may conflict with those of its clients. Ranger’s compliance program requires each employee to act with integrity, competence, diligence, respect, and in an ethical manner when dealing with current and prospective clients, other employees and colleagues in the investment profession, and other participants in the global capital markets. Ranger expects employees to place the interests of clients above their own personal interest and to avoid any actual or potential conflicts of interest.

Multiple Clients.  Ranger manages client accounts other than the Small Cap Growth Fund. An inherent conflict to an advisor managing more than one client account is the potential for one client to receive less time, attention or investment opportunity than another client with either more assets under management or a more lucrative fee structure. Ranger’s compliance program addresses this potential conflict by requiring that orders for securities are aggregated and allocated on a pro rata basis in accordance with each account’s investment guidelines as determined exclusively by Ranger’s portfolio manager or his designee. Differences in allocation proportions may occur due to tax considerations, avoidance of odd lots or de minimis numbers of shares, and investment strategies of the accounts. In order to verify compliance with these policies and procedures, Ranger conducts regular reviews of the order allocation process. As a general matter, Ranger believes that aggregation and pro rata allocation of orders for multiple client accounts is consistent with its duty to seek best execution for its clients. However, in any case in which Ranger believes that aggregation and pro rata allocation of a client order is not consistent with its duty to seek best execution, it will not affect the transaction on an aggregated basis.

Personal Trading.  Potential conflicts of interest may exist with respect to the personal trading activities of an advisor’s employee in relation to trading on behalf of such advisor’s clients. An employee trading securities in his or her account prior to trading the same security on behalf of clients (commonly known as “front-running”) is an example of such a conflict. To mitigate this conflict, Ranger prohibits employees from purchasing individual securities for their personal accounts. Employees are required to receive pre-clearance from Ranger’s Chief Compliance Officer prior to selling an individual security owned in a personal account they may have obtained prior to either their employment or adoption of the Ranger’s current Personal Trading Policy.

Soft Dollars. Ranger seeks to employ a soft dollar policy that falls within the safe harbor established by Section 28(e) of the Securities Exchange Act of 1934. Ranger’s use of soft dollar credits to pay for research and brokerage products or services might otherwise be borne by Ranger. Accordingly, there is a potential conflict of interest between a client’s interests in obtaining best execution and Ranger’s receipt of and payment for research through brokerage allocations as described above. To the extent Ranger obtains brokerage and research services that it otherwise would acquire at its own expense, Ranger may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

Research services, as that term is used in Section 28(e)(3), may include both services generated internally by a broker’s own research staff and services obtained by the broker from a third party research firm. The research services obtained may include a broad variety of financial and related information and services, including written or oral research and information relating to the economy, industries or industry segments, a specific company or group of companies, software or written financial data, electronic or other quotations or market information systems, financial or economic programs or seminars, or other similar services or information Ranger believes enhances its advisory functions and services. The soft dollar research Ranger obtains normally benefits many accounts rather than just the one(s) for which the order is being executed, and Ranger may not use all research in connection with the account(s) which paid commissions to the broker providing the research. Generally, Ranger will attempt to place portfolio transactions with broker dealers who, in its opinion, provide the best combination of price and execution (including brokerage commissions). However, Ranger may pay a broker dealer a commission for effecting a transaction in excess of commission charged by another broker or dealer as long as Ranger makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. To mitigate potential conflict of interest posed by soft dollar usage, Ranger implements compliance procedures to actively monitor soft dollar usage in context to its best execution policy. In addition, Ranger maintains an internal allocation procedure to identify those brokers who provided it with research and execution services that Ranger considers useful to its investment decision-making process.

Compensation

Ranger’s portfolio manager and sector managers receive a salary, as well as a performance based bonus. The portfolio manager and sector managers with ownership also receive a profits interest which is a function of Ranger’s profitability after all operating expenses including. Bonuses are a function of Ranger’s revenues, asset growth, how well the overall portfolio has performed, a team member’s contribution to the client service function, input to the investment process, and willingness to work in a team environment. Ranger also tries to promote employee stability through

401(k) matching and an excellent healthcare package. Stability is also promoted with other non-monetary benefits such as: continuing education programs and team building outings.

As of June 30, 2011, W. Conrad Doenges beneficially owned no securities of the Small Cap Growth Fund.

Systematic – Equity Fund

Systematic manages a portion of the Equity Fund.  Systematic’s team of portfolio managers responsible for the day-to-day management of a portion of the Equity Fund is comprised of Kevin McCreesh, Chief Investment Officer, and Ronald Mushock, Portfolio Manager. Messrs. McCreesh and Mushock are both partners of Systematic and are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of August 31, 2011, information on these other accounts is as follows:

D.Kevin McCreesh
Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies:	4	$1,155	0	$0.00
Other Pooled Investment Vehicles:	3	$111	0	$0.00
Other Accounts:	97	$2,694	1	$283

Ronald Mushock
Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies:	9	$1,786	0	$0.00
Other Pooled Investment Vehicles:	2	$153	0	$0.00
Other Accounts:	936	$3,367	1	$80

Conflicts of Interest

Systematic Financial Management, L.P. (Systematic) is an affiliated firm of Affiliated Managers Group, Inc. (AMG). Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic, and as a result, Systematic does not have information on other AMG affiliates in this regard. The AMG affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients.  From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to the Fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades.  Additionally, the management of the Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund or other accounts.  However, Systematic has a variety of internal controls in place that are reasonably designed to detect such conflicts and protect the interest of its clients.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest that are more material in nature and most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities.  To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures including, but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy, designed to prevent and detect conflicts when they occur. Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Compensation

The compensation package for portfolio managers, Kevin McCreesh and Ronald Mushock, who are also limited partners, consists of a fixed base salary and a share of Systematic’s profits based on each partner’s respective individual ownership position in Systematic. Total compensation is influenced by Systematic’s overall profitability, and therefore is based in part on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other Systematic employees.

As of September 22, 2011, Messrs. McCreesh and Mushock beneficially owned no securities of the Equity Fund.

THE FOLLOWING INFORMATION SUPPLEMENTS “APPENDIX B”:

Cornerstone

Cornerstone Capital Management, Inc.
Proxy Voting

Cornerstone does not generally vote proxies for its separate account clients, unless provided otherwise in the client’s advisory agreement.  When Cornerstone is obligated to vote proxies, it uses a third-party proxy voting administrator (the “Administrator”) to monitor proxies, recommend voting decisions and ensure that proxies are submitted in a timely manner. Cornerstone’s Investment Policy Committee will make the final decision on how to vote proxies, though it will generally follow the recommendations of the Administrator.  Whenever Cornerstone identifies proxy votes which are controversial or non-routine in nature, it will solicit and aggregate input from the portfolio manager(s) and/or analyst(s).  To the extent that Cornerstone does not vote in accordance with the recommendations of the Administrator, Cornerstone will document the rationale for its voting decision.

If a material conflict of interest is identified regarding proxy voting, it would be addressed in one of the following ways and the resolution would be specifically documented:

1)	The proxy will be voted according to the Guidelines, provided that the proposal at issue is not one which the Guidelines require to be considered on a case-by-case basis.
2)	In conflict situations which cannot be addressed using the Guidelines, Cornerstone will follow the recommendation of ISS or another third party proxy voting service.
3)
If neither of the previous two procedures provides an appropriate voting recommendation, Cornerstone may retain an independent fiduciary to advise Cornerstone on how to vote the proposal or Cornerstone may abstain from voting.

Each quarter, a report is generated to confirm the proxy votes cast by the Adviser.  This report is reviewed by the Investment Policy Committee.  The Investment Policy Committee also conducts a formal review of the Adviser’s proxy voting policies and procedures annually.  A copy of the Administrator’s proxy voting guidelines, which have been adopted by Cornerstone, are available at http://www.issgovernance.com/files/ISS2011USPolicyConciseGuidelines20110103.pdf

LA Capital

PROXY VOTING PROCEDURES

I. INTRODUCTION

Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. LA Capital’s authority to vote the proxies of its clients is established by advisory contracts or comparable documents, and its proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

II. STATEMENT OF POLICIES AND PROCEDURES

A. Client's Best Interest

LA Capital’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. LA Capital is able to accomplish this by employing Glass, Lewis & Co. to act as an independent voting agent on its behalf thereby minimizing any conflicts that could arise. Glass, Lewis & Co. provides objective proxy analysis, voting recommendations, and manages the operational end of the process, ensuring compliance with all applicable laws and regulations.

B. Case-by-Case Basis

Although LA Capital have established guidelines which were developed in conjunction with Glass, Lewis & Co., and it has a pre-determined voting policy, LA Capital retains the right to ultimately cast each vote on a case-by-case basis, taking into consideration the contractual obligations under the sub-advisory agreement and all other relevant facts and circumstances at the time of the vote. LA Capital’s Proxy Committee may also be called on to vote a proxy that its third party cannot. In these circumstances, three committee member votes are required.

C. Conflicts of Interest

Any material conflicts that arise are resolved in the best interest of clients. LA Capital believes that by employing Glass, Lewis & Co. to monitor and vote all proxies on our behalf, LA Capital is able to minimize the extent to which there may be a material conflict between LA Capital’s interests and those of its clients. Most votes are based on a predetermined policy while case-by-case votes are made by utilizing recommendations of Glass, Lewis & Co.

D. Limitations

1. Limited Value: LA Capital reserves the right to abstain from voting a client proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

2. Special Considerations: Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations and individual client direction will dictate how voting will be done in these cases.

a. Mutual Funds

(1) Proxies will be voted in accordance with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940.

(2) Proxies of portfolio companies voted will be subject to any applicable investment restrictions of the fund.

(3) Proxies of portfolio companies will be voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.

b. ERISA Accounts

(1) Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

(2) From time to time, LA Capital may engage in active monitoring and communications with the issuer with respect to ERISA accounts, particularly while maintaining a long-term or relatively illiquid investment in the issuer. This may be achieved through a variety of means, including exercising the legal rights of a shareholder.

3.  Securities Lending Arrangements:  LA Capital will not vote proxies for securities that participate in a securities lending program and are out on loan.

4.  Share blocking:  LA Capital will abstain from voting shares of securities in a country that participates in share blocking because it is disruptive to the management of the portfolio.

E. Client Direction

LA Capital recognizes that a client may issue directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. LA Capital will require that the contract provides for such direction including instructions as to how those votes will be managed in keeping with the client’s wishes particularly when it is different from the LA Capital’s policies and procedures.

F. Basis for Formulation

LA Capital has developed procedures and proxy voting guidelines that outline the general principals and philosophy behind its proxy voting program. Specifically, LA Capital has contracted to have Glass, Lewis & Co. manage the proxy voting for all of LA Capital’s accounts. In addition, LA Capital has adopted a procedures statement and a guideline statement which it has instructed Glass, Lewis & Co. to implement.

LA Capital may also incorporate information gathered from other sources beyond Glass, Lewis & Co. These include:

1. Source of Information: The LA Capital may conduct research internally and/or use the resources of an independent research consultant.

2. Information: The LA Capital 's policies and procedures may be based on the following  information: legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g. Fortune 500 companies.

G. Shareholder Activism

LA Capital does not actively engage in shareholder activism, such as dialogue with management with respect to pending proxy voting issues.

H. Availability of Policies and Procedures

LA Capital will provide all clients with a copy of the policies and procedures upon request, however, please note they may be updated periodically.

I. Disclosure of Vote

Clients may request at any time a copy of our voting records for their account by simply making a formal request to LA Capital.

1. Clients: LA Capital will make this information available to an advisory client upon its request within a reasonable time period and in a manner appropriate to the nature of the advisory business. For further information, please contact Carin Madden of LA Capital at 310-479-9878 or operations@lacapm.com.

2. Third Parties: LA Capital has a general policy of not disclosing to third parties how it (or its voting delegate) voted a client's proxy.

III. RESPONSIBILITY AND OVERSIGHT

A. Designated Individual or Committee

LA Capital has designated its Director of Operations the responsibility for administering the proxy voting process, and its Chief Compliance Officer the responsibility for its oversight. In addition, a LA Capital Proxy Committee formally approves and reviews all proxy guidelines, votes independent proxies on a case-by-case basis, and meets to discuss any material issues regarding the proxy voting process.

B. Duties of the Compliance Officer and the Proxy Committee

1. Develop, authorize, implement, and update the policies and procedures;

2. Oversee the proxy voting process;

3. Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues;

4. Engage and oversee the third-party vendor, Glass, Lewis & Co., to review, monitor, and/or vote proxies;

5. The committee will meet as necessary to fulfill its responsibilities.

IV. PROCEDURES

A. Client Direction

LA Capital’s responsibility for voting proxies is determined generally by the obligations set forth under each advisory contract.

1. ERISA Accounts: Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser, unless the voting right is retained by a named fiduciary of the plan. (DOL Bulletin 94-2)

2. Change in Client Direction: LA Capital, while accepting direction from clients on specific proxy issues for their own account, reserves the right to maintain its standard position on all other client accounts.

B. Process of Voting Proxies

1. Obtain Proxy: Registered owners of record, e.g. the trustee or custodian bank, that  receive proxy materials from the issuer or its information agent, or an ERISA plan are instructed to sign the proxy in blank and forward it directly to Glass, Lewis & Co., the voting delegate.

2. Match: Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time.

3. Categorize: Each proxy is reviewed and categorized according to issues and the proposing parties.

4. Conflicts of Interest: Each proxy is reviewed by the proxy administrator or committee member to assess the extent to which there may be a material conflict between the adviser's interests and those of the client. Upon notifying the client of the conflict and unless the client issues a specific directive to LA Capital on how to vote, LA Capital will vote in accordance with a pre-determined policy based on the recommendations of  Glass, Lewis & Co. If the client issues a directive that clearly creates a conflict of interest for LA Capital, the client will be given two options. One option will be to vote its own proxy on that issue and the other will be to turn the decision over to another independent third party to vote.

5. Vote: Glass, Lewis & Co. then votes the proxy in accordance with LA Capital's policies and procedures and returns the voted proxy to the issuer or its information agent.

6. Review: Glass, Lewis & Co. has the responsibility to ensure that materials are received   by LA Capital in a timely manner. In addition they monitor and reconcile on a regular basis the proxies received against holdings on the record date of client accounts over which we have voting authority. This ensures that all shares held on the record date, and for which a voting obligation exists, are voted.

C. Voting Delegate.

LA Capital has engaged Glass, Lewis & Co. as a service provider to assist with administrative functions. Glass, Lewis & Co. is charged with the following duties.

1. Documentation: Glass, Lewis & Co. will document any decision to delegate its voting authority to a voting delegate.

2. Final Authority: Despite the relationship with Glass, Lewis & Co., LA Capital retains final authority and fiduciary responsibility for proxy voting.

3. Consistency: LA Capital has verified that Glass, Lewis & Co.'s procedures are consistent with LA Capital’s policies and procedures.

4. Reports: Glass, Lewis & Co. uses an online system where LA Capital has access to all proxy ballots and votes therefore it is able to generate any report as needed at any time.

D. Recordkeeping

1. Section 204: Glass, Lewis & Co. maintains all records of proxies voted pursuant to Section 204-2 of the Advisers Act.

2. Contents

a. As required by Rule 204-2(c):

(1) a copy of its policies and procedures;
(2) proxy statements received regarding client securities (maintained at Glass, Lewis & Co. who will provide a copy promptly upon request);
(3) a record of each vote cast (maintained at Glass, Lewis & Co. who will provide a copy promptly upon request);
(4) a copy of any document created by LA Capital that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
(5) each written client request for proxy voting records and LA Capital’s written response to any (written or oral) client request for such records.

b. For ERISA accounts, LA Capital is required to maintain accurate proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether LA Capital is fulfilling its obligations. (DOL Bulletin 942) Retention may include:

(1) issuer name and meeting;
(2) issues voted on and record of the vote;
(3) number of shares eligible to be voted on the record date; and
(4) numbers of shares voted.

3. Duration: Proxy voting books and records will be maintained at Glass, Lewis & Co., who will provide copies of those records promptly upon request, for a period of five years.

Ranger

Ranger Proxy Voting Policies and Procedures
Introduction

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its investors.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to investors upon request.  Lastly, the Rule requires that the adviser disclose to investors how they may obtain information on how the adviser voted their proxies.

Ranger votes proxies for many of its investors, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.  Any questions about this document should be directed to the CCO.
Ranger views seriously its responsibility to exercise voting authority over securities which form part of its investors’ portfolios.  Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.

It is Ranger’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security.  These beneficial owners include members of pooled investment funds for which Ranger acts as investment manager or general partner, and investor accounts for which Ranger acts as investment manager.

Ranger has engaged the services of RiskMetrics Group, ISS Governance Services (“ISS”) to assist it with administration of the proxy voting process.   In addition to general administration assistance, ISS services also include proxy voting recommendations based upon research and guidelines published by ISS.  However, Ranger’s proxy voting policies and case-by-case evaluation of each issue may result in proxy votes on certain issues that differ from ISS recommendations.

A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. Ranger follows internal Proxy Voting procedures (described below) that allow Ranger to vote on these issues in a uniform manner.  Proxies are generally considered by the investment team members responsible for monitoring the security being voted.  That person will cast his votes in accordance with this Proxy Voting Policy and procedures.  Any non-routine matters are referred to the Portfolio Manager.

Ranger, in exercising its voting powers, also has regard to the statutes and rules applicable to registered investment advisors.  The manner in which votes are cast by Ranger is reported to investors by delivery of this Proxy Voting Policy.  In addition, Ranger will provide, upon request, a list of how each proxy was voted for an investor.

Key Proxy Voting Issues:

•	Election of Directors and Appointment of Accountants

Ranger will vote for management’s proposed directors in uncontested elections.  For contested elections, Ranger votes for candidates it believes best serve shareholders’ interests.  Ranger votes to ratify management’s appointment of independent auditors.

•	Increase Authorized Capital

Ranger votes for these proposals in the absence of unusual circumstances.  There are many business reasons for companies to increase their authorized capital.  The additional shares often are intended to be used for general corporate purposes, to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings.

•	Preference Shares

Ranger will carefully review proposals to authorize new issues of preference shares or increase the shares authorized for existing issues.  Ranger recognizes that new issues of authorized preference shares can provide flexibility to corporate issuers as the shares can be issued quickly without further shareholder approval in connection with financings or acquisitions.  Therefore, generally Ranger will not oppose proposals to authorize the issuance of preferred shares.  Ranger will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.

•	Dual Capitalization, Other Preferential Voting Rights

Ranger will generally vote against proposals to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights.  Ranger is concerned that the effect of these proposals, over time, is to consolidate voting power in the hands of relatively few insiders, disproportionate to their percentage ownership of the company’s share capital as a whole.  This concentration of voting power can effectively block any takeover which management opposes and dilute accountability to shareholders.

•	Merger/Acquisition

All proposals are reviewed on a case-by-case basis by taking the following into consideration:

▪	whether the proposed acquisition price represents fair value;

▪	whether shareholders could realize greater value through other means; and

▪	whether all shareholders receive equal/fair treatment under the merger acquisition terms.

•	Restructuring/Recapitalization

All proposals are reviewed on a case-by-case basis taking the following into consideration:

▪	whether the proposed restructuring/recapitalization is the best means of enhancing shareholder value; and

▪	whether the company’s longer term prospects will be positively affected by the proposal.

•	Provide Director Indemnification

Ranger will vote for proposals to provide corporate indemnification for directors if consistent with all relevant laws.  Corporations face great obstacles in attracting and retaining capable directors.  Ranger believes such proposals will contribute to corporations’ ability to attract qualified individuals and will enhance the stability of corporate management.

•	Share Option Plans

Ranger will generally vote against proposals which authorize:

▪	more than 10% of the company’s outstanding shares to be reserved for the award of share options; or

▪
the award of share options to employees and/or non-employees of the company (for instance, outside directors and consultants) if the exercise price is less than the share’s fair market value at the date of the grant of the options and does not carry relevant performance hurdles for exercise; or

▪	the exchange of outstanding options for new ones at lower exercise prices.

Shareholder Proposals - Corporate Governance Issues:

•	Majority Independent Board

Ranger will generally vote for proposals calling for a majority outside board.  Ranger believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

•	Executive Compensation

Ranger will generally vote against proposals to restrict Employee compensation.  Ranger feels that the specific amounts and types of Employee compensation are within the ordinary business responsibilities of its board of directors and company management; provided, however, that share option plans meet our guidelines for such plans as set forth herein.  On a case-by-case basis, Ranger will vote for proposals requesting more detailed disclosure of employee compensation, especially if the company does not have a majority outside board.

Potential Conflicts of Interest:

In connection with any security which is the subject of a proxy vote, Ranger will determine whether any conflict of interest exists between Ranger or its Affiliates, on the one hand, and the beneficial owners of the securities, on the other hand.  If a conflict of interest is identified, Ranger will first seek to apply the general guidelines discussed above without regard to the conflict.  If the guidelines discussed above do not apply, Ranger will evaluate the situation and document the issue and resolution on the Proxy Voting Exception Report.  The resolution may very well include notifying the beneficial owners of such conflict, describe how Ranger proposes to vote and the reasons therefore, and request the investor to provide written instructions if the investor desires the voting rights to be exercised in a different manner (which may include not voting the proxy).  If an investor does not deliver contrary written instructions, Ranger will vote as indicated in its notice to investors.

Recordkeeping and Reports:

In order to comply with all applicable recordkeeping and reporting requirements, Ranger will do the following:

1.	Ranger will keep a copy of this Proxy Voting Policy and provide the same to investors upon request.

2.
Ranger will retain copies of the proxy statements and a record of each vote cast by Ranger on behalf of an investor for periods prior to October 2008.  For the periods thereafter, Ranger has authorized ISS to make and retain, on Ranger’s behalf, copies of proxy statements and records of the votes cast. Ranger may also rely on obtaining a copy of a proxy statement from the Commission's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

3.	Ranger will retain a copy of any document created by Ranger that was material to making a decision how to vote proxies on behalf of an investor or that memorializes the basis for that decision.

Systematic

 Systematic Financial Management, L.P.
Proxy Voting General Guidelines

Clients may delegate proxy-voting authority over their account to Systematic. The client through notice may make such delegation to the account custodian or brokerage firm. In the event a client delegates proxy voting authority to Systematic, it remains the client’s obligation to direct its account custodian or brokerage firm to forward applicable proxy materials to Systematic’s agent of record so its account shares can be voted. Systematic will not vote shares unless its agent receives proxy materials on a timely basis from the custodian or brokerage firm. Systematic clients may revoke Systematic’s voting authority by providing written notice to Systematic. However clients who participate in securities lending programs may revoke their participation in such programs without notice to Systematic.

Systematic has retained an independent proxy-voting agent (“agent”) and Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently.  One intent of the policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest. There may be a situation where the agent itself may have a material conflict with an issuer of a proxy. In those situations, the agent will fully or partially abstain from voting and Systematic’s Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved. Systematic’s Chief Compliance Officer must approve any decision made on such vote prior to the vote being cast. Systematic’s Proxy Voting Committee convenes as necessary. Issues reviewed by the Committee may include the consideration of any vote involving a potential conflict of interest, the documentation of the resolution of any conflict of interest or to review its voting policies and procedures.

Voting Guidelines

Systematic maintains four sets of proxy voting guidelines, one based on AFL-CIO polices for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans and the fourth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish be used to vote their account’s proxies. In instances where the client does not select a voting policy, Systematic would apply the General Proxy Voting Policy when voting on behalf of the client. Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that Systematic has decided to sell, proxies issued for securities that Systematic did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.

Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action).

Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond Systematic’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots that were not received by Systematic firm its proxy voting vendor on a timely basis.

Share Blocking

In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of Systematic’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time. Systematic’s maintains written Proxy Voting Policies and Procedures as required by Rule 206(4)-6 under the Investment Advisers Act. These policies and procedures in addition to how Systematic voted proxies for securities held in your account(s) is available upon request.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE TRUST’S STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE